UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021 (March 8, 2021)

Assurant, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31978	39-1126612
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28 Liberty Street, 41st Floor

New York, New York 10005

(212) 859-7000

(Address, including zip code, and telephone number, including area code, of Registrant’s Principal Executive Offices)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 Par Value	AIZ	New York Stock Exchange
6.50% Series D Mandatory Convertible Preferred Stock, $1.00 Par Value	AIZP	New York Stock Exchange
5.25% Subordinated Notes due 2061	AIZN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 8, 2021, Assurant, Inc., a Delaware corporation (the “Company”), and Interfinancial Inc., a Georgia corporation and direct wholly owned subsidiary of the Company (“Interfinancial”), entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with CMFG Life Insurance Company, an Iowa stock life and accident & health insurance company (“CMFG”), and TruStage Global Holdings, ULC, an Alberta unlimited liability company (together with CMFG, “Buyer”), pursuant to which Buyer will acquire from Interfinancial all of the issued and outstanding equity of (i) Preneed Holdings, LLC, a Delaware limited liability company, direct wholly owned subsidiary of Interfinancial and the owner of all of the issued and outstanding capital stock of American Memorial Life Insurance Company, a South Dakota insurance company, and Union Security Insurance Company, a Kansas insurance company, and (ii) ALOC Holdings ULC, a Canadian unlimited liability corporation, direct wholly owned subsidiary of Interfinancial and the owner of all of the issued and outstanding capital stock of Assurant Life of Canada, a Canadian life insurance company (collectively, with their subsidiaries, the “Acquired Companies”). The Acquired Companies comprise the Company’s global preneed business. The transaction is expected to close by the end of the third quarter of 2021, subject to regulatory approvals and other customary closing conditions.

The total consideration payable by Buyer to the Company for the sale of the Acquired Companies is $1.25 billion in cash, subject to adjustments based on (i) the amount of Leakage (as defined in the Equity Purchase Agreement) paid by the Acquired Companies after December 31, 2020 and at or prior to the closing of the transaction (the “Closing”), (ii) the amount of any Transaction Related Expenses (as defined in the Equity Purchase Agreement) paid by the Acquired Companies after the Closing and (iii) the difference between the book value of certain assets in the Acquired Companies’ investment portfolio as of December 31, 2020 and the value of cash paid in substitution for the fair market value of such assets. The purchase price, as adjusted pursuant to the immediately preceding sentence, will accrue interest at a rate of 6% per annum during the period beginning on January 1, 2021 and ending on the date immediately prior to the date of the Closing.

The consummation of the transaction is subject to the satisfaction or waiver of customary closing conditions, including approval of the Kansas Insurance Department, the South Dakota Division of Insurance and the Minister of Finance under the Insurance Companies Act (Canada), the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the approval under the Competition Act, R.S.C., 1985.c. C-34, as amended. The consummation of the transaction is not subject to a financing contingency.

The Equity Purchase Agreement contains customary representations and warranties made by the Company and Buyer and certain customary covenants, including a covenant regarding the conduct of the business of the Acquired Companies between signing and the Closing. The Equity Purchase Agreement does not provide for any post-Closing indemnification by the Company or Interfinancial for breaches of representations or warranties or of covenants.

The foregoing summary of the Equity Purchase Agreement in this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the Equity Purchase Agreement, which is attached hereto as Exhibit 2.1 to this Form 8-K and incorporated by reference in its entirety herein.

The representations, warranties and covenants of the Company, Interfinancial and Buyer contained in the Equity Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Equity Purchase Agreement, (ii) are subject to materiality and other qualifications contained in the Equity Purchase Agreement which may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Equity Purchase Agreement or such other date as is specified in the Equity Purchase Agreement and (iv) have been included in the Equity Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Equity Purchase Agreement is included in this Form 8-K only to provide investors with information regarding the terms of the Equity Purchase Agreement, and not to provide investors with any other factual information regarding the Company, Buyer or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Buyer or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Equity Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s or Buyer’s public disclosures.

Item 2.02.	Results of Operations and Financial Condition.

On March 9, 2021, the Company issued a news release announcing, among other things, certain adjusted financial results of the Company reflecting its global preneed business and related legal entities as discontinued operations for the full-year ended December 31, 2020. The news release is being furnished as Exhibit 99.1 to this Form 8-K, and the portion of the news release under the heading “2020 Adjusted Consolidated Results and 2021 Company Outlook” is incorporated by reference into this Item 2.02.

The information and exhibit being furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 7.01.	Regulation FD Disclosure.

On March 9, 2021, the Company issued a news release announcing, among other things, that the Company and Interfinancial entered into the Equity Purchase Agreement with Buyer, and posted a related investor presentation on the Investor Relations section of the Company’s website: https://ir.assurant.com/investor/default/aspx. The news release is being furnished as Exhibit 99.1 to this Form 8-K and the investor presentation is being furnished as Exhibit 99.2 to this Form 8-K.

The information and exhibits being furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

2.1	Equity Purchase Agreement, dated as of March 8, 2021, by and among Assurant, Inc., Interfinancial Inc., CMFG Life Insurance Company and TruStage Global Holdings, ULC.

99.1	News Release of Assurant, Inc., dated March 9, 2021.

99.2	Investor Presentation, dated March 9, 2021.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSURANT, INC.

Date: March 9, 2021	By:	/s/ Jay Rosenblum
	Name:	Jay Rosenblum
	Title:	Executive Vice President and Chief Legal Officer